UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 5, 2009

Date of Report (Date of earliest event reported)

                       First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure

On May 5, 2009, Kevin C. Quinn, President of First Chester County Corporation (the “Corporation”) and First National Bank of Chester County (the “Bank”), James M. Deitch, Managing Director of the American Home Bank Division of the Bank, and John A. Featherman, III, Chairman and Chief Executive Officer of the Corporation and the Bank, will present speeches at the Corporation’s Annual Meeting of Shareholders in the Musser Auditorium at Penn State Great Valley. The remarks by Messrs. Quinn, Deitch and Featherman are attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Excerpts of Speeches from the 2009 Annual Meeting of Shareholders on May 5,
2009 by Kevin C. Quinn, James M. Deitch and John A. Featherman, III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2009	FIRST CHESTER COUNTY CORPORATION

By: /s/ John Balzarini

Name: John Balzarini

Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts of Speeches from the 2009 Annual Meeting of Shareholders on May 5,
2009 by Kevin C. Quinn, James M. Deitch and John A. Featherman, III.